Obligations Under Capital and Operating Leases	12 Months Ended
Dec. 31, 2012
Obligations Under Capital and Operating Leases [Abstract]
Obligations Under Capital and Operating Leases
Obligations Under Capital and Operating Leases
Capital Leases
In July 2010, the Company entered into a capital lease facility with a third party lending institution. The new capital lease facility allows the Company to finance $5,000 of equipment. The Company is obligated to repay the borrowings in twelve quarterly installments. The Company's lease facilities specify that at the end of the final installment period, the Company has the option of renewing, returning or purchasing the equipment at a mutually agreed fair value. The Company had borrowings of $2,898 outstanding on the existing facilities at December 31, 2012.
The future minimum lease payments under all capital leases at December 31, 2012 are as follows:

2013	$2,139
2014	965
2015	121
2016	38
2017	22
3,285
Less amounts representing interest	(387)
2,898
Less current portion	(1,818)
Capital lease obligations, net of current portion	$1,080

Operating Leases
The Company rents office space, switch locations and equipment under various operating leases. Some of the Company’s operating leases have free or escalating rent payment provisions and the option to renew for an additional five years. The future minimum lease payments under operating leases at December 31, 2012 are as follows:

2013	$7,377
2014	7,170
2015	6,764
2016	6,768
2017	6,801
Thereafter	23,840

Total minimum lease payments	$58,720

Total rent expenses under these operating leases totaled $8,179, $8,012 and $11,613 for the years ended December 31, 2012, 2011 and 2010, respectively. Rent expense is charged to operations ratably over the terms of the leases, which results in deferred rent payable.